Exhibit 99.1

FOR RELEASE AT 8:30 AM ET	For more information, contact:
JANUARY 17, 2008
Regeneration Technologies, Inc. –
Thomas F. Rose
Chief Financial Officer
Phone (386) 418-8888

Wendy Crites Wacker, APR
Corporate Communications
Phone (386) 418-8888

Kate Sharadin
The Sharadin Group, LLC
Phone (425) 869-9778

Susan A. Noonan
The SAN Group, LLC
Phone (212) 966-3650

Tutogen Medical, Inc. –
L. Robert Johnston, Jr.
Chief Financial Officer
Phone (386) 462-0402 x109

REGENERATION TECHNOLOGIES, TUTOGEN MEDICAL ANNOUNCE NEW NAME

FOR PROPOSED MERGED COMPANY

ALACHUA, Fla. (Jan. 17, 2008) – Regeneration Technologies, Inc. (RTI) (Nasdaq: RTIX) and Tutogen Medical, Inc. (Amex: TTG) today announced that with the proposed merger of the two companies, they will ask RTI shareholders to approve a new company name – RTI Biologics, Inc. The stock will continue to trade on the Nasdaq Global Market under the symbol RTIX.

The newly combined and newly named company of RTI Biologics will be positioned as a leader in biologics, a growing area in the healthcare industry and a key strength for both companies.

“Our new company name is centered around ‘Biologics,’ which can include a wide array of biological solutions. These are areas that represent strong growth and great promise in healthcare,” said Brian K. Hutchison, RTI’s chairman, president and CEO. “We feel it is important to begin this new endeavor with a fresh brand that better represents the strengths of both RTI and Tutogen”

While the company name will become RTI Biologics, the combined company will continue to use and leverage the strengths of both the BioCleanse® and Tutoplast® brand names, which are well-known throughout the medical community as the standards for sterilization, safety and quality of orthopedic and membrane tissues, respectively.

A special meeting of the stockholders of RTI, to consider and vote upon the transactions contemplated by the proposed merger with Tutogen, has been scheduled for Feb. 27, 2008 at 9:00 a.m. Eastern Time, at RTI’s headquarters at 11620 Research Circle, Alachua, Fla. RTI stockholders of record as of the close of business on Jan. 16, 2008 will be entitled to vote at the special meeting.

A special meeting of the stockholders of Tutogen, to consider and vote upon the transactions contemplated by the proposed merger with RTI, has been scheduled for Feb. 27, 2008 at 9:00 a.m. Eastern Time, at Tutogen’s headquarters at 13709 Progress Blvd., Alachua, Fla. Tutogen stockholders of record as of the close of business on Jan. 22, 2008 will be entitled to vote at the special meeting.

The companies announced on Nov. 13, 2007 a definitive agreement to combine the two companies in a tax-free, stock-for-stock exchange. Under the terms of the merger agreement, Tutogen shareholders will receive 1.22 shares of newly issued RTI common stock in exchange for each share of Tutogen common stock they own. Upon completion of the merger, RTI stockholders will own approximately 55 percent of the combined company and Tutogen stockholders will own 45 percent of the company, on a diluted basis.

About Regeneration Technologies, Inc.

RTI processes allograft and xenograft tissue into shaped implants for use in orthopedic and other surgeries with a commitment to science, safety and innovation.

RTI also holds the patents on BioCleanse®, a proven tissue sterilization process validated to eliminate viruses, bacteria, fungi and spores from tissue without impacting the structural or biomechanical integrity of the tissue. The company has distributed more than half a million allograft implants sterilized with the BioCleanse process with zero incidence of infection. RTI is accredited by the American Association of Tissue Banks.

About Tutogen Medical, Inc.

Tutogen Medical, Inc. manufactures sterile biological implant products made from human (allograft) and animal (xenograft) tissue. Tutogen utilizes its proprietary Tutoplast® Process of tissue preservation and viral inactivation to manufacture and deliver sterile bio-implants used in spinal/trauma, urology, dental, ophthalmology, and general surgery procedures. Tutogen’s Tutoplast products are sold and distributed worldwide by Zimmer Spine and Zimmer Dental (subsidiaries of Zimmer Holdings, Inc.), Davol Inc. (a subsidiary of C.R. Bard Inc.), the Mentor Corporation (Mentor), Coloplast Corporation, IOP, Inc. and through independent distributors internationally. For more information, visit Tutogen’s web site at http://www.tutogen.com.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to statements about the expected benefits of the business combination involving Regeneration Technologies, Inc and Tutogen Medical, Inc., including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives. In addition, except for historical information, any statements made in this communication about anticipated financial results, growth rates, new product introductions, future operational improvements and results, regulatory approvals or changes to agreements with distributors also are forward-looking statements. Forward-looking statements are subject to risks and uncertainties, including the ability of Regeneration Technologies and Tutogen to integrate their businesses successfully and to realize the expected synergies and cost savings from the merger and the risks described in public filings by Regeneration Technologies and Tutogen on file with the Securities and Exchange Commission. Actual results may differ materially from anticipated results reflected in these forward-looking statements. Copies of Regeneration Technologies’ SEC filings may be obtained by contacting Regeneration Technologies or the SEC or by visiting Regeneration Technologies’ Web site at www.rtix.com or the SEC’s Web site at www.sec.gov. Copies of Tutogen’s SEC filings may be obtained by contacting Tutogen or the SEC or by visiting Tutogen’s Web site at www.tutogen.com or the SEC’s Web site at www.sec.gov.

The proposed merger will be submitted to the respective stockholders of Regeneration Technologies and Tutogen for their consideration, and Regeneration Technologies and Tutogen have filed a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Regeneration Technologies and Tutogen, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at RTI’s website (http://www.rtix.com) or Tutogen’s website (http://www.tutogen.com). Copies of the joint proxy statement/prospectus and the SEC filings that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Thomas F. Rose, Vice President and CFO, Regeneration Technologies Inc., PO Box 2650, Alachua, FL 32616 or to L. Robert Johnston, Jr., CFO, Tutogen Medical Inc., 13709 Progress Blvd., Box 19, Alachua, FL 32615 .

Regeneration Technologies and Tutogen, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Regeneration Technologies and Tutogen in connection with the proposed merger. Information about the directors and executive officers of Regeneration Technologies and their ownership of Regeneration Technologies common stock is set forth in the proxy statement, dated March 30, 2007, for Regeneration Technologies’ annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Tutogen and their ownership of Tutogen common stock is set forth in the proxy statement, dated Feb. 5, 2007, for Tutogen’s annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement /prospectus regarding the proposed merger. You may obtain free copies of these documents as described in the preceding paragraph.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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